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CONSECO VARIABLE INSURANCE COMPANY
Attention:  Variable Annuity New Business (1-800-342-6307)                          MAKE CHECKS PAYABLE TO
Administrative Office: 11815 N. Pennsylvania Street                      CONSECO VARIABLE INSURANCE COMPANY
P.O. Box 1909,  Carmel, IN 46082-1909

                                           VARIABLE ANNUITY APPLICATION
Check One:
[ ]   Individual Applicant     [ ] Group Applicant                              [ ] Check here if app was sent
electronically
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1A.  ANNUITANT                                                        1B.  JOINT ANNUITANT (Not available on all products)
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Name (first, mi, last)                                                Name (first, mi, last)
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Street Address                                                        Street Address
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City                             State               Zip              City                          State            Zip
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Birth Date (mo, day, yr)                                  Male        Birth Date (mo, day, yr)                               Male
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Soc. Sec./Federal ID #                                                Soc. Sec./Federal ID #
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Home Phone # (       )                     Work Phone #               Home Phone # (       )                  Work Phone #
E-mail:                                                               E-mail:
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2A.  CONTRACT/CERTIFICATE OWNER (if not Annuitant)                    2B.  JOINT OWNER (if applicable)
     (Annuitant & Owner must be the same for 403(b) and IRA Plans)
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Name (first, mi, last)                                                Name (first, mi, last)
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Street Address                                                        Street Address
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City                             State               Zip              City                          State            Zip
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Birth Date (mo, day, yr)                                  Male        Birth Date (mo, day, yr)                               Male
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Soc. Sec./Federal ID #                                                Soc. Sec./Federal ID #
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Home Phone # (       )                     Work Phone #               Home Phone # (       )                  Work Phone #
E-mail:                                                               E-mail:
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3A.  PRIMARY BENEFICIARY                                              3B.  CONTINGENT BENEFICIARY
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Name (first, mi, last)                                                Name (first, mi, last)
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Street Address                                                        Street Address
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City                             State               Zip              City                          State            Zip
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Birth Date (mo, day, yr)                           Relationship       Birth Date (mo, day, yr)                        Relationship
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Soc. Sec./Federal ID #                                                Soc. Sec./Federal ID #
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Home Phone #                        Work Phone #                      Home Phone #                     Work Phone #
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4A.  PLAN TYPE (check one)                                            4B.  PRODUCT SELECTION (check  one)
[ ] NONQUALIFIED                                                      [ ]  Conseco Advantage
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[ ] QUALIFIED (check appropriate box)                                 [ ]  Conseco Advantage Plus
    [ ] Individual IRA*  [ ] Roth IRA*  [ ] SEP/IRA*                       Riders: [ ] Guaranteed Minimum Death Benefit
        Simple IRA (copy of plan document required with initial                    [ ] Guaranteed Minimum Income Benefit
                   application - IRS Form 5403-SIMPLE)                [ ]  Achievement
           *Indicate Contribution Year:_______                        [ ]  Educator
                                                                      [ ]  Maxiflex
    [ ] 401(k)  [ ] 401(a)  [ ] ORP  [ ] Other________                [ ]  Monument
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    [ ]TSA/403(b)   (MEA calculation required)                        [ ]  Other: ___________________
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    [ ]457
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5.  EMPLOYMENT INFORMATION:  (Complete for TSA or Monument)
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 [ ]  Agriculture                                                        [ ]  Manufacturing, Contract Construction Industry
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 [ ]  Education, Government Employees, Service Industry                  [ ]  Transportation, Communication, Public Utilities
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 [ ]  Finance, Insurance, Real Estate Industry                           [ ]  Wholesale Trade Industry
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6.  BILLING INFORMATION                                               7.  PREMIUM/PURCHASE PAYMENTS
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A.  Bill to: [ ]  Annuitant   [ ]  Owner   [ ]  Group (Bill Employer) A.       Initial Payment with Application:  $___________
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B.  Frequency:  [ ]    Annual  [ ]  Semi-annual  [ ] Quarterly        B.       Periodic Payment: $_________    Beginning:_________
          [ ] Monthly    [ ] Semi-monthly    [ ]Bi-weekly             C.       1035 Exchange?       [ ] Yes   [ ] No
          [ ] 10-Pay     [ ] 20-Pay*                                  D.       Is this a Transfer?  [ ] Yes*  [ ] No
    *Select non-paying months:                                                           Rollover?  [ ] Yes*  [ ] No
     [ ] Jan   [ ] Feb   [ ] Mar   [ ] Apr   [ ] May   [ ] Jun
     [ ] Jul   [ ] Aug   [ ] Sep   [ ] Oct   [ ] Nov   [ ] Dec                 *If yes, expected amount: $_____________

C.  [ ] Draft    Amount:  $_________(per billing frequency)                    *Requires Authorization to Transfer Funds form.
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D.  Billing Address (if different from above):
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8.  REPLACEMENT INFORMATION
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Will this annuity replace any existing life insurance or annuity contract? [ ] Yes*  [ ] No         *If yes, give details below:
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Transferring Company:___________________________________                         Plan:_______________    Year Issued:___________

                                   *If yes, state replacement form(s) may be required.
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9.  TELEPHONE TRANSFERS (Read Carefully)
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I  hereby  authorize  and  direct  Conseco  Variable  Insurance  Company  (CVIC)  to  act on  telephone  instructions,  when  proper identification  is furnished,  to exchange units from any Fixed,  Market Value  Adjustment  (MVA) or Sub-account to any other Fixed,
MVA or other  Sub-account  and/or to change the  allocation  of future  purchase  payments.  I agree that CVIC is not liable for any loss arising from any exchange or change in allocation of future  purchase  payments by acting in  accordance  with these  telephone instructions.  CVIC will employ reasonable  procedures to confirm that telephone  instructions are genuine.  If we do not, we may be liable for any losses due to  unauthorized  or fraudulent  transfers.  Please refer to  Prospectus  for  restrictions  regarding MVA accounts.



                                            [ ]   Check here to decline
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10.  FRAUD WARNING
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FL  RESIDENTS:  Any person who  knowingly,  and with intent to injure,  defraud,  or deceive any  insurer,  files a statement of claim or an application  containing any false,  incomplete,  or misleading  information is guilty of a felony of the third degree.

AR, KY, OH, NM AND PA RESIDENTS:  Any person who  knowingly,  and with intent to defraud any  insurance  company or other  person,  files  an  application  for  insurance  or  statement  of claim  containing  any  materially  false information or conceals for the purpose of misleading,  information  concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

CO RESIDENTS:  It is unlawful to knowingly  provide  false,  incomplete,  or misleading  facts or information to an insurance  company for the purpose of  defrauding  or  attempting  to defraud the  company.  Penalties  may include imprisonment,  fines,  and denial of insurance and civil  damages.  Any insurance  company or agent of an insurance company who knowingly  provides  false,  incomplete,  or misleading  facts or  information to a  contractholder  or claimant for the purpose of defrauding or  attempting  to defraud the  contractholder  or claimant with regard to a settlement  or award  payable  from  insurance  proceeds  shall be reported to the  Colorado  division of insurance within the department of regulatory agencies.

DC  RESIDENTS:  Warning:  It is a crime to provide false or  misleading  information  to an insurer for the purpose of defrauding  the insurer or any other person.  Penalties  include  imprisonment  and/or  fines.  In addition,  an insurer  may deny  insurance  benefits  if false  information  materially  related to a claim was  provided  by the applicant.

ME AND VA  RESIDENTS.  It is a crime to  knowingly  provide  false,  incomplete  or  misleading  information  to an insurance  company for the purpose of  defrauding  the  company.  Penalties  may include  imprisonment,  fines or a denial for insurance benefits.

NJ RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
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11.  REMARKS
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Up to 15 different subaccounts may be selected.  Use whole percentages to indicate the investment allocation desired.  The percentages allocated for all portfolios must equal 100%.
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12.  INVESTMENT SELECTIONS
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CONSECO SERIES TRUST                           FEDERATED INSURANCE SERIES                     VAN ECK WORLDWIDE INSURANCE
                                                                                              TRUST
       % Balanced Portfolio                    % Federated High Income Bond Fund II           % Worldwide Bond Fund

       % Equity Portfolio                      % Federated International Equity Fund II       % Worldwide Emerging Markets
                                                                                                Fund
       % Fixed Income Portfolio                % Federated Utility Fund II
                                                                                              % Worldwide Hard Assets Fund
       % Government Securities Portfolio
                                                                                              % Worldwide Real Estate Fund
       % Money Market Portfolio

                                               INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                               % INVESCO VIF - Equity Income Fund
THE ALGER AMERICAN FUND
                                               % INVESCO VIF - High Yield Fund                The following accounts are not
% Alger American Growth Portfolio                                                             available on all products:

% Alger American Leveraged AllCap
  Portfolio                                    JANUS ASPEN SERIES                             MARKET VALUE ADJUSTMENT
                                                                                              ACCOUNTS (Indicate percentage and
% Alger American MidCap Growth                 % Aggressive Growth Portfolio                  period for each selection.)
  Portfolio
                                               % Growth Portfolio                             % 1 Year
% Alger American Portfolio Small
  Capitalization Portfolio                     % Worldwide Growth Portfolio                   % 3 Years

                                               LAZARD RETIREMENT SERIES, INC.                 % 5 Years

AMERICAN CENTURY VARIABLE                      % Lazard Retirement Equity Portfolio
PORTFOLIOS, INC.                                                                              GENERAL ACCOUNT
                                               % Lazard Retirement Small Cap
% VP Income & Growth Fund                        Portfolio                                    % Fixed Interest Account

% VP International Fund

% VP Value Fund                                 LORD ABBETT SERIES FUND, INC.

                                                % Growth & Income Portfolio

BERGER INSTITUTIONAL PRODUCTS
TRUST                                          MITCHELL HUTCHINS SERIES TRUST

% Berger IPT-100 Fund                          % Growth & Income Portfolio

% Berger IPT-Growth and Income                 NEUBERGER & BERMAN ADVISORS
  Fund                                         MANAGEMENT TRUST

% Berger IPT-Small Company                     % Limited Maturity Bond Portfolio
  Growth Fund
                                               % Partners Portfolio
% Berger/BIAM IPT-International
  Fund
                                               STRONG OPPORTUNITY FUND II, INC.

DREYFUS FUNDS                                  % Opportunity Fund II

% Disciplined Stock Portfolio                  STRONG VARIABLE INSURANCE FUNDS

% International Value Portfolio                % Strong MidCap Growth Fund II

% Dreyfus Stock Index Fund

% Dreyfus Socially Responsible
  Growth Fund, Inc.


13. ANNUITANT AND OWNER STATEMENT

If this annuity is purchased through a financial institution, I understand that I am purchasing a variable annuity product and that: (a) past performance is not a guarantee of future results; (b) variable annuity products are not insured by the Federal
Deposit Insurance Corporation; (c) they are not guaranteed by the bank; d) they are subject to investment rules, including possible loss of principal investment; and (e) early withdrawals from an annuity may be subject to surrender charges, taxation as ordinary income, and an additional non-deductible excise tax.
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All statements made in this  application  (including all pages) are true and I agree to all terms and conditions as stated herein.  I also agree that this  application may become a part of my annuity  contract.  I further verify my understanding  that all payments and values  provided by the contract,  when based on investment  experience of the variable  account,  are  variable  and not  guaranteed  as to dollar  amount.  I  acknowledge  receipt of a current prospectus.  The variable annuity applied for is not unsuitable for my investment  objective,  financial  situation and needs.  Under  penalty of perjury,  I certify  that the social  security or taxpayer  identification  number is correct as it appears in this application.
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Signed at______________________________ this _______ day of ________________ in the year of
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                    (City and State)
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X ___________________________________________                     X __________________________________________
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   Signature of Annuitant                                            Signature of Joint Annuitant
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X ___________________________________________                     X __________________________________________
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   Signature of Owner                                                Signature of Joint Owner
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          [ ]    Check here if You would prefer to receive Your annual prospectus electronically.
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14.  REGISTERED REPRESENTATIVE CERTIFICATION
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Will the proposed contract replace any existing annuity or insurance contract?   [ ]  Yes  [ ] No
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If yes, replacement requirements must be followed.
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I certify  that I have asked all the  questions  in the  application  and  correctly  recorded  the  answers of the proposed  Owner/Annuitant.  I  have  presented  to  the  Company  all  the  pertinent  facts,  and I  know  nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.
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Signed at______________________________ this _______ day of ________________ in the year of ___________.
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                    (City and State)
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X                                                                 X
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   Signature of Registered Representative                            Signature of Registered Representative
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   Printed Name                                                      Printed Name
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   Conseco Variable Representative's #:                              Conseco Variable Representative's #:
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   Phone #:                                                          Phone #:
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                                       Trail Option (circle one): 1 2 3 4 5
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